UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): October 13, 2004

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

             Maryland             Commission File Number:          95-2635431
             --------                    1-8383                    ----------
(State or other jurisdiction of                                 (I.R.S. Employer
        incorporation)                                           Identification)



                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

(a)  The following information is being furnished by the Company as required for
     Item 12(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On October 13, 2004, the Company issued a press release announcing its earnings results for the quarter ended September 30, 2004. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 12(a) of this report.

EXHIBIT 99.1

                                                                   Press Release

For Immediate News Release
October 13, 2004


   MISSION WEST PROPERTIES, INC. ANNOUNCES THIRD QUARTER 2004 EARNINGS RESULTS

  "We build the buildings for the high tech companies that build the internet"


CUPERTINO, CA - MISSION WEST PROPERTIES, INC. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended September 30, 2004 was $24,519,000 or $0.23 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to $29,110,000 or $0.28 per diluted common share for the same period in 2003. On a sequential quarter basis, FFO per diluted common share decreased $0.04 over the previous quarter ended June 30, 2004. Lease termination fees and a settlement of a tenant breach of lease lawsuit accounted for approximately $0.04 per diluted share in the second quarter 2004.

Net income to common stockholders per diluted share was $0.18 for the quarter ended September 30, 2004 compared to $0.22 for the same period in 2003, a per share decrease of approximately 18.2%. For the nine months ended September 30, 2004, net income to common stockholders per diluted share was $0.58, down from $0.68 per diluted share from one year ago, which included $0.01 gain from the sale of joint venture real estate included in equity in earnings of unconsolidated joint venture, a per share decrease of approximately 14.7%. Net income per diluted share for first nine months of 2004 included $0.04 per share from lease termination fees and a tenant breach of lease lawsuit settlement.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 109 properties totaling approximately 7.9 million square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)


                                                                       Three Months                        Nine Months
                                                   Three Months           Ended          Nine Months          Ended
                                                      Ended           Sept 30, 2003         Ended         Sept 30, 2003
                                                  Sept 30, 2004       (As Restated)     Sept 30, 2004     (As Restated)
                                                 -----------------    ---------------   ---------------   ---------------
REVENUES:
Rental revenue from real estate                     $29,580              $33,310           $91,057          $97,464
Tenant reimbursements                                 3,766                4,796            11,722           14,360
Other income, including interest                        397                  567             5,404(5)         1,871
                                                 -----------------    ---------------   ---------------   ---------------
  Total revenues                                     33,743               38,673           108,183          113,695
                                                 -----------------    ---------------   ---------------   ---------------
EXPENSES:
Operating expenses                                    2,295                2,683             6,964            6,349
Real estate taxes                                     2,585                2,876             8,613            9,391
Interest                                              4,468                4,335            13,051           12,097
Interest (related parties)                              256                  280               760              830
General and administrative                              395                  360             1,628            1,039
Depreciation & amortization of real estate            5,428(1)             5,497            16,644(1)        15,273
                                                 -----------------    ---------------   ---------------   ---------------
  Total expenses                                     15,427               16,031            47,660           44,979
                                                 -----------------    ---------------   ---------------   ---------------
Income before equity in earnings of unconsolidated
  joint venture & minority interests                 18,316               22,642            60,523           68,716
Equity in earnings of unconsolidated joint venture      345                  599             1,564            3,358
                                                 -----------------    ---------------   ---------------   ---------------
Income before minority interests                     18,661               23,241            62,087           72,074
Minority interests                                   15,488               19,348            51,596           60,081
                                                 -----------------    ---------------   ---------------   ---------------
  Income from operations                              3,173                3,893            10,491           11,993
                                                 -----------------    ---------------   ---------------   ---------------

Net income to common stockholders                    $3,173               $3,893           $10,491          $11,993
                                                 =================    ===============   ===============   ===============
Net income to minority interests                    $15,488              $19,348           $51,596          $60,081
                                                 =================    ===============   ===============   ===============
Net income per share to common stockholders:
   Basic                                              $0.18                $0.22             $0.58            $0.68
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.18                $0.22             $0.58            $0.68
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock             18,071,484          17,747,293        18,019,277        17,695,920
(basic)                                          =================    ===============   ===============   ===============
Weighted average shares of common stock             18,098,174          17,817,917        18,077,854        17,757,461
(diluted)                                        =================    ===============   ===============   ===============
Weighted average O.P. units outstanding             86,410,402          86,498,064        86,459,617        86,502,555
                                                 =================    ===============   ===============   ===============

FUNDS FROM OPERATIONS
Funds from operations                               $24,519              $29,110           $80,338          $87,054
                                                 =================    ===============   ===============   ===============
Funds from operations per share (2)                  $ 0.23               $ 0.28            $ 0.77           $ 0.83
                                                 =================    ===============   ===============   ===============
Outstanding common stock                            18,077,191          17,754,691        18,077,191        17,754,691
                                                 =================    ===============   ===============   ===============
Outstanding O.P. units                              86,404,695          86,498,064        86,404,695        86,498,064
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units & common stock
   outstanding (diluted)                           104,508,576         104,315,981       104,537,470       104,260,016
                                                 =================    ===============   ===============   ===============

                                                                       Three Months                        Nine Months
                                                   Three Months           Ended          Nine Months          Ended
FUNDS FROM OPERATIONS CALCULATION                     Ended           Sept 30, 2003         Ended         Sept 30, 2003
                                                  Sept 30, 2004       (As Restated)     Sept 30, 2004     (As Restated)
                                                 -----------------    ---------------   ---------------   ---------------
Net income                                           $3,173              $3,893           $10,491           $11,993
Add:
     Minority interests (3)                          15,377              19,225            51,228            59,627
     Depreciation and amortization of real estate     5,969               5,992            18,619            16,834
Less:
     Gain on sale of unconsolidated JV real estate        -                   -                 -             1,400
                                                 -----------------    ---------------   ---------------   ---------------
Funds from operations                               $24,519             $29,110           $80,338           $87,054
                                                 =================    ===============   ===============   ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO an appropriate measure of performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt, and make capital expenditures. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months       Three Months      Nine Months        Nine Months
                                                       Ended             Ended             Ended              Ended
PROPERTY AND OTHER DATA:                           Sept 30, 2004     Sept 30, 2003     Sept 30, 2004       Sept 30, 2003
                                                  ---------------   ---------------   -----------------   ---------------
Total properties, end of period                            109               108                 109               108
Total square feet, end of period                     7,917,262         7,788,742           7,917,262         7,788,742
Average monthly rental revenue per square foot(4)        $1.81             $1.81               $1.79             $1.76
Average occupancy                                        69.2%             78.4%               72.2%             81.3%
Actual occupancy                                         69.0%             78.3%               69.0%             78.3%
Straight-line rent                                        $289              $596               $ 141            $1,046
Capital expenditures                                      $217              $492              $1,762            $1,901

BALANCE SHEET                                 September 30, 2004     December 31, 2003
                                              --------------------  --------------------
Assets:
Land                                              $  275,707            $  275,707
Buildings and improvements                           779,558               779,636
Real estate related intangible assets                 18,284                19,651
                                              --------------------  --------------------
   Total investments in properties                 1,073,549             1,074,994
Less accumulated depreciation and amortization      (105,936)              (89,243)
                                              --------------------  --------------------
   Net investments in properties                     967,613               985,751
Cash and cash equivalents                              1,597                 4,129
Restricted cash                                        1,551                     -
Deferred rent receivable                              19,111                18,970
Investments in unconsolidated joint venture            2,431                 2,285
Other assets                                          20,240                21,497
                                              --------------------  --------------------
   Total assets                                   $1,012,543            $1,032,632
                                              ====================  ====================

Liabilities:
Line of credit - related parties                  $    1,105            $    6,320
Revolving line of credit                              26,492                23,965
Mortgage notes payable                               295,284               299,858
Mortgage notes payable - related parties              10,508                10,762
Interest payable                                         330                   332
Security deposits                                      8,771                10,248
Deferred rental income                                11,622                12,723
Dividend/distribution payable                         25,076                25,031
Accounts payable and accrued expenses                  8,482                 5,085
                                              --------------------  --------------------
   Total liabilities                                 387,670               394,324

Minority interests                                   511,777               524,918

Stockholders' equity:
Common stock, $.001 par value                             18                    18
Paid in capital                                      134,348               132,136
Accumulated deficit                                 (21,270)              (18,764)
                                              --------------------  --------------------
   Total stockholders' equity                        113,096               113,390
                                              --------------------  --------------------
   Total liabilities and stockholders' equity     $1,012,543            $1,032,632
                                              ====================  ====================


(1) Includes approximately $440 and $1,732 in amortization expense for the three and nine months ended September 30, 2004, respectively, for the amortization of in-place lease value of the San Tomas Technology Park acquisition pursuant to Statement of Financial Accounting Standard ("SFAS") No. 141, "Business Combinations."

(2) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(3) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(4) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.

(5) Includes approximately $3.7 million from termination fees and a tenant breach of lease lawsuit settlement.